Exhibit 13
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Eric J. Martin, Chief Financial Officer, Vice President, Treasurer and Corporate Controller of Merrill Lynch Life Insurance Company, an Arkansas corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

SEC 1933 File
Registrant	Product Name	Number
Merrill Lynch Life Variable	Merrill Lynch Investor Choice AnnuitySM	333-118362
Annuity Separate Account A	(Investor Series)
Merrill Lynch Life Variable	Merrill Lynch Retirement Plus®	033-43773
Annuity Separate Account A
Merrill Lynch Life Variable	Merrill Lynch Retirement Plus®	033-45379
Annuity Separate Account B
Merrill Lynch Life Variable	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	333-119364
Annuity Separate Account D
Merrill Lynch Life Variable	Merrill Lynch IRA Annuity®	333-91098
Annuity Separate Account D
     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2010.

/s/ Eric J. Martin
Eric J. Martin
Chief Financial Officer, Vice President, Treasurer and Corporate Controller

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, John T. Mallett, Director and Vice President of Merrill Lynch Life Insurance Company, an Arkansas corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

SEC 1933 File
Registrant	Product Name	Number
Merrill Lynch Life Variable	Merrill Lynch Investor Choice AnnuitySM	333-118362
Annuity Separate Account A	(Investor Series)
Merrill Lynch Life Variable	Merrill Lynch Retirement Plus®	033-43773
Annuity Separate Account A
Merrill Lynch Life Variable	Merrill Lynch Retirement Plus®	033-45379
Annuity Separate Account B
Merrill Lynch Life Variable	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	333-119364
Annuity Separate Account D
Merrill Lynch Life Variable	Merrill Lynch IRA Annuity®	333-91098
Annuity Separate Account D
     IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of April, 2010.

/s/ John T. Mallett
John T. Mallett
Director and Vice President

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Lon J. Olejniczak, Director and President of the Board of Merrill Lynch Life Insurance Company, an Arkansas corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

SEC 1933 File
Registrant	Product Name	Number
Merrill Lynch Life Variable	Merrill Lynch Investor Choice AnnuitySM	333-118362
Annuity Separate Account A	(Investor Series)
Merrill Lynch Life Variable	Merrill Lynch Retirement Plus®	033-43773
Annuity Separate Account A
Merrill Lynch Life Variable	Merrill Lynch Retirement Plus®	033-45379
Annuity Separate Account B
Merrill Lynch Life Variable	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	333-119364
Annuity Separate Account D
Merrill Lynch Life Variable	Merrill Lynch IRA Annuity®	333-91098
Annuity Separate Account D
     IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of April, 2010.

/s/ Lonny J. Olejniczak
Lon J. Olejniczak
Director and President

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Robert R. Frederick, Director and Senior Vice President of the Board of Merrill Lynch Life Insurance Company, an Arkansas corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

SEC 1933 File
Registrant	Product Name	Number
Merrill Lynch Life Variable	Merrill Lynch Investor Choice AnnuitySM	333-118362
Annuity Separate Account A	(Investor Series)
Merrill Lynch Life Variable	Merrill Lynch Retirement Plus®	033-43773
Annuity Separate Account A
Merrill Lynch Life Variable	Merrill Lynch Retirement Plus®	033-45379
Annuity Separate Account B
Merrill Lynch Life Variable	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	333-119364
Annuity Separate Account D
Merrill Lynch Life Variable	Merrill Lynch IRA Annuity®	333-91098
Annuity Separate Account D
     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2010.

/s/ Robert R. Frederick
Robert R. Frederick
Director and Senior Vice President

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Ronald L. Ziegler, Director and Senior Vice President of the Board of Merrill Lynch Life Insurance Company, an Arkansas corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

SEC 1933 File
Registrant	Product Name	Number
Merrill Lynch Life Variable	Merrill Lynch Investor Choice AnnuitySM	333-118362
Annuity Separate Account A	(Investor Series)
Merrill Lynch Life Variable	Merrill Lynch Retirement Plus®	033-43773
Annuity Separate Account A
Merrill Lynch Life Variable	Merrill Lynch Retirement Plus®	033-45379
Annuity Separate Account B
Merrill Lynch Life Variable	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	333-119364
Annuity Separate Account D
Merrill Lynch Life Variable	Merrill Lynch IRA Annuity®	333-91098
Annuity Separate Account D
     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2010.

/s/ Ronald L. Ziegler
Ronald L. Ziegler
Director and Senior Vice President